MERRILL LYNCH LATIN AMERICA FUND, INC.

                   Supplement dated December 28, 2000 to the
          Statement of Additional Information dated February 29, 2000

     The section captioned "Directors and Officers" beginning on page 16 is amended as follows:

     The biography of A. Grace Pineda appearing on page 17 is hereby removed, and is replaced by the following biography of Orlando Muyshondt, who is primarily responsible for the day-to-day management of the Fund's portfolio:

     Orlando Muyshondt (32) - Senior Portfolio Manager (1)(2) - Director of the Manager since February 2000; Member of the Fund's investment management team since 1994; Consultant, KPMG Peat Marwick from 1991 to 1992.